UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2017
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On May 8, 2017, Post Holdings, Inc. (the “Company”) announced that it has commenced cash tender offers and consent solicitations (the “Tender Offers”), subject to the terms and conditions specified in the Company’s Offer to Purchase and Consent Solicitation Statement dated May 8, 2017 (the “Offer to Purchase”), for any and all of the outstanding (i) 7.75% Senior Notes due 2024 (the “2024 Notes”) and (ii) 8.00% Senior Notes due 2025 (the “2025 Notes,” and collectively with the 2024 Notes, the “Notes”) issued by the Company. The Company is soliciting consents from holders of each series of Notes to amend the respective indentures governing the Notes providing for, among other things, the elimination of substantially all of the restrictive covenants and certain events of default under such indentures, as described in the Offer to Purchase. The Tender Offers are scheduled to expire at midnight, New York City time, at the end of June 5, 2017, subject to the Company’s right to extend the Tender Offers, with an early tender deadline of 5:00 p.m., New York City time, on May 19, 2017. The closing of the Tender Offers is conditioned on, among other things, the satisfaction or waiver of certain conditions described in the Offer to Purchase, including, among other things, that the Company has obtained, together with cash on hand, sufficient funds to repurchase the Notes under a new incremental term loan under its existing credit agreement.
The Company also announced that it intends to borrow approximately $2.0 billion under a new incremental term loan facility under its existing credit facility, which, in part, along with cash on hand, will be used to fund the Tender Offers as well as the Company’s previously announced acquisition of Latimer Newco 2 Limited ("Weetabix").
This Current Report on Form 8-K is not an offer to purchase or a solicitation of an offer to sell any securities of the Company.
A copy of the press release relating to the Tender Offers is attached as Exhibit 99.1 hereto.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2017	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	SVP, General Counsel & Chief Administrative Officer, Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 8, 2017

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